Exhibit 99.1

NN, Inc. Announces Chris Bohnert as Chief Financial Officer

30 Year Veteran Brings Decades of Global Manufacturing Experience and Expertise Leading Through Transformative Periods

FOR IMMEDIATE RELEASE

CHARLOTTE, N.C., June 24, 2024 – NN, Inc. (NASDAQ: NNBR), a global diversified industrial company that engineers and manufactures high-precision components and assemblies, today announced the appointment of Chris Bohnert as Chief Financial Officer, effective June 25, 2024. Bohnert brings over 30 years of global manufacturing leadership experience as an accomplished CFO with significant experience in successful business transitions and deep accounting expertise. Bohnert will report directly to NN’s Chief Executive Officer, Harold Bevis. Bohnert succeeds Mike Felcher, who is departing the company to pursue other opportunities. Felcher will stay on as a consultant to assist with the transition.

“Chris’s deep experience in manufacturing company turnarounds, IT, investor relations, and banking will make an immediate impact,” said Harold Bevis, President and CEO of NN, Inc. “Chris and I have worked together before and now is the right time to make this change. We are going to both pick up the pace and broaden our objectives. Chris is operationally savvy, proactive and has a track record of delivering results. This will be an accelerator for NN’s transformation.”

Bohnert has extensive experience in senior financial leadership roles at public and private equity companies, having most recently served as advisor to the CEO at Commercial Vehicle Group (CVG), and prior to that, EVP and CFO. In his role at CVG, he led a global team of 200 people across finance, accounting and IT, and helped lead a significant transformation of the company. Bohnert has also held senior financial leadership roles at Calumet, Titan International, Silgan Plastics and Fleischmann’s Yeast.

“I am deeply honored to join NN and help the team achieve its transformation goals,” said Bohnert. “This role represents a unique opportunity to blend my financial skills in banking and investor relations with my global operations, IT and manufacturing expertise. The company has significantly enhanced its operations, cash flow and profitability profile in the last year, and I believe we have a significant opportunity to step up the pace and magnitude of our efforts. This will help us drive value for all of our stakeholders.”

As a material inducement to Mr. Bohnert to enter into employment with the Company, the Board of Directors approved the grant of the following inducement equity awards (collectively, the Inducement Awards), granted outside the Company’s stockholder-approved equity incentive plan, with a grant date of June 25, 2024: (i) 189,000 time-vesting restricted stock units (RSUs), which will vest ratably in one-fifth increments on each of the first five anniversaries of the grant date; and (ii) 287,000 performance-vesting RSUs (PSUs), 41,000 of which will be earned upon the Company’s average stock price meeting or exceeding a price of $5.00 per share over a period of 20 consecutive days, with an additional 41,000 PSUs being earned for each dollar increase to the average stock price thereafter, with a cap of $11.00, subject further to a five-year vesting period.

As a result of the Inducement Grants, the Company does not anticipate granting any further equity, as part of his annual compensation or otherwise, to Mr. Bohnert before 2029, and as such, the Inducement Awards, effectively serve as his 2024, 2025, 2026, 2027, and 2028 annual long-term incentive awards. The Company designed the Inducement Awards, in part, to (i) align, in case of the PSUs, the interests of Mr. Bohnert and the Company’s shareholders, as the equity is only earned as shareholders experience value creation, and (ii) prioritize retention of Mr. Bohnert through the entire five-year performance and vesting period.

About NN, Inc.

NN, Inc., a global diversified industrial company, combines advanced engineering and production capabilities with in-depth materials science expertise to design and manufacture high-precision components and assemblies for a variety of markets on a global basis. Headquartered in Charlotte, North Carolina, NN has facilities in North America, Europe, South America, and Asia. For more information about the company and its products, please visit www.nninc.com.

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and include this statement for purposes of complying with these safe harbor provisions. Except for specific historical information, many of the matters discussed in this press release may express or imply projections of revenues or expenditures, statements of plans and objectives or future operations or statements of future economic performance. These statements may discuss goals, intentions, and expectations as to future trends, plans, events, results of operations or financial condition, or state other information relating to NN, Inc. based on current beliefs of management as well as assumptions made by, and information currently available to, management. Forward-looking statements generally will be accompanied by words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “guidance,” “intend,” “may,” “possible,” “potential,” “predict,” “project” or other similar words, phrases or expressions. Forward-looking statements involve a number of risks and uncertainties that are outside of management’s control and that may cause actual results to be materially different from such forward-looking statements. Such factors include, among others, general economic conditions and economic conditions in the industrial sector; the impacts of pandemics, epidemics, disease outbreaks and other public health crises on our financial condition, business operations and liquidity; competitive influences; risks that current customers will commence or increase captive production; risks of capacity underutilization; quality issues; material changes in the costs and availability of raw materials; economic, social, political and geopolitical instability, military conflict, currency fluctuation, and other risks of doing business outside of the United States; inflationary pressures and changes in the cost or availability of materials, supply chain shortages and disruptions, the availability of labor and labor disruptions along the supply chain; our dependence on certain major customers, some of whom are not parties to long-term agreements (and/or are terminable on short notice); the impact of acquisitions and divestitures, as well as expansion of end markets and product offerings; our ability to hire or retain key personnel; the level of our indebtedness; the restrictions contained in our debt agreements; our ability to obtain financing at favorable rates, if at all, and to refinance existing debt as it matures; new laws and governmental regulations; the impact of climate change on our operations; and cyber liability or potential liability for breaches of our or our service providers’ information technology systems or business operations disruptions. The foregoing factors should not be construed as exhaustive and should be read in conjunction with the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company’s filings made with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date of this press release, and the Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for the Company to predict their occurrence or how they will affect the Company. The Company qualifies all forward-looking statements by these cautionary statements.

Contact:

Joe Caminiti or Stephen Poe, Investors

Tim Peters or Emma Brandeis, Media

NNBR@alpha-ir.com

312-445-2870